SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

November 18, 2004

Date of Report (Date of Earliest Event Reported)

PRECISION AUTO CARE, INC.

(Exact Name of Registrant as specified in its Charter)

VIRGINIA	0-29478	54-1847851
(State or other jurisdisction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

748 Miller Drive, S.E., Leesburg, Virginia 20175

(Address of Principal executive offices and zip code)

(703) 777-9095

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Financial Statements and Exhibits.

On November 17, 2004, the Board of Directors of Precision Auto Care, Inc. (“PACI”) met and approved revisions to the Company’s Code of Ethics, a copy of which was filed as Exhibit 14 with the Company’s Form 10-KSB for the fiscal year ended June 30, 2004.

A copy of the revised Code of Ethics is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Precision Auto Care, Inc.
(Registrant)

Date: November 18, 2004	By:	/s/ Robert R. Falconi
Robert R. Falconi
President & COO